UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3430

Oppenheimer U.S. Government Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS May 31, 2013 / Unaudited

		Principal Amount		Value
Asset-Backed Securities—3.6%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$	505,000	$	504,109
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,305,000		1,385,484
Series 2012-4, Cl. D, 2.68%, 10/9/18		950,000		969,399
Series 2013-1, Cl. D, 2.09%, 2/8/19		1,675,000		1,649,598
Series 2013-2, Cl. D, 2.42%, 5/8/19		2,505,000		2,493,600
Avis Budget Rental Car Funding AESOP LLC, Series 2011-3A, Cl. B, 4.74%, 11/20/17[1]		995,000		1,071,947
Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21		1,085,000		1,078,322
CarMax Auto Owner Trust, Series 2013-1, Cl. D, 1.99%, 8/15/19		730,000		727,443
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		798,228		804,423
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]		430,000		433,384
DT Auto Owner Trust, Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		2,305,000		2,377,839
Exeter Automobile Receivables Trust, Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		170,000		171,766
First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		810,000		863,662
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]		187,759		188,207
Series 2012-5, Cl. D, 3.30%, 9/17/18		1,480,000		1,516,441
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		3,500,000		3,503,806
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,450,000		3,413,104
Series 2013-2, Cl. D, 2.57%, 3/15/19		1,800,000		1,788,746
Series 2013-3, Cl. D, 2.42%, 4/15/19		1,210,000		1,198,707
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		60,000		62,084
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]		745,000		743,316
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		830,000		827,041
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 11.67%, 2/25/32[3]		6,797,464		617,323
United Auto Credit Securitization Trust:
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]		1,435,000		1,435,805
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		1,040,000		1,040,379
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]		1,285,000		1,284,111
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		820,000		819,562
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]		145,000		144,736

Total Asset-Backed Security (Cost $33,204,242)				33,114,344
Mortgage-Backed Obligations—61.3%
Government Agency—53.0%
FHLMC/FNMA/FHLB/Sponsored—46.5%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19		65,054		68,722
5.00%, 7/1/33-6/1/34		1,473,948		1,606,460
5.50%, 9/1/39		4,826,801		5,251,272
6.00%, 1/1/22-7/1/24		1,720,855		1,875,418
6.50%, 4/1/18-4/1/34		1,135,685		1,242,760
7.00%, 8/1/16-3/1/35		3,410,724		3,996,492
7.50%, 1/1/32-2/1/32		2,025,383		2,442,269
8.00%, 4/1/16		187,656		197,752
9.00%, 8/1/22-5/1/25		75,660		84,867
11.50%, 6/1/20-11/17/20		17,987		18,122

Oppenheimer U.S. Government Trust 1

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
12.50%, 7/1/19	$2,458	$	2,519
13.00%, 8/1/15	3,241		3,304
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 9.74%, 2/1/28[3]	125,574		19,844
Series 205, Cl. IO, 15.42%, 9/1/29[3]	943,546		179,448
Series 206, Cl. IO, 0%, 12/1/29[3,7]	266,751		40,400
Series 243, Cl. 6, 0%, 12/15/32[3,7]	377,800		59,681
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	23,885		27,263
Series 1644, Cl. S, 2.417%, 12/15/23[5]	4,020,402		4,144,353
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,084,587		2,387,717
Series 2116, Cl. ZA, 6.00%, 1/15/29	1,227,088		1,381,192
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,986,524		2,234,038
Series 2220, Cl. PD, 8.00%, 3/15/30	132,273		156,286
Series 2326, Cl. ZP, 6.50%, 6/15/31	232,162		266,000
Series 2344, Cl. FP, 1.149%, 8/15/31[5]	341,122		349,511
Series 2368, Cl. PR, 6.50%, 10/15/31	942,784		1,080,714
Series 2427, Cl. ZM, 6.50%, 3/15/32	823,454		944,070
Series 2451, Cl. FD, 1.199%, 3/15/32[5]	228,396		234,380
Series 2461, Cl. PZ, 6.50%, 6/15/32	547,886		628,339
Series 2464, Cl. FI, 1.199%, 2/15/32[5]	218,912		223,837
Series 2465, Cl. PG, 6.50%, 6/15/32	728,844		835,822
Series 2470, Cl. LF, 1.199%, 2/15/32[5]	219,556		224,496
Series 2471, Cl. FD, 1.199%, 3/15/32[5]	328,935		336,410
Series 2500, Cl. FD, 0.699%, 3/15/32[5]	411,591		415,951
Series 2517, Cl. GF, 1.199%, 2/15/32[5]	173,999		177,914
Series 2526, Cl. FE, 0.599%, 6/15/29[5]	479,180		482,245
Series 2530, Cl. FD, 0.699%, 2/15/32[5]	451,765		456,609
Series 2538, Cl. F, 0.799%, 12/15/32[5]	453,251		458,262
Series 2551, Cl. FD, 0.599%, 1/15/33[5]	322,260		324,497
Series 2551, Cl. LF, 0.699%, 1/15/33[5]	24,637		24,862
Series 2668, Cl. AZ, 4.00%, 9/15/18	402,528		424,281
Series 3015, Cl. GM, 5.00%, 8/15/35	8,440,000		9,324,411
Series 3134, Cl. FA, 0.499%, 3/15/36[5]	5,899,603		5,921,888
Series 3465, Cl. HA, 4.00%, 7/15/17	221,194		227,135
Series 3617, Cl. DC, 4.00%, 7/15/27	1,695,113		1,725,059
Series 3822, Cl. JA, 5.00%, 6/15/40	1,768,495		1,844,663
Series 3848, Cl. WL, 4.00%, 4/15/40	1,988,615		2,098,157
Series 3917, Cl. BA, 4.00%, 6/15/38	2,073,917		2,175,793
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
Security:
Series 2074, Cl. S, 57.18%, 7/17/28[3]	191,952		44,816
Series 2079, Cl. S, 66.70%, 7/17/28[3]	344,834		82,735
Series 2122, Cl. S, 36.02%, 2/15/29[3]	1,057,773		199,340
Series 2304, Cl. SK, 44.78%, 6/15/29[3]	1,092,665		198,211
Series 2493, Cl. S, 49.06%, 9/15/29[3]	279,175		54,857
Series 2526, Cl. SE, 33.79%, 6/15/29[3]	424,987		100,724
Series 2795, Cl. SH, 13.86%, 3/15/24[3]	3,173,934		481,243
Series 2802, Cl. AS, 0%, 4/15/33[3,7]	148,519		4,997
Series 2819, Cl. S, 45.41%, 6/15/34[3]	4,254,097		860,345
Series 2920, Cl. S, 55.54%, 1/15/35[3]	2,552,276		510,095
Series 2922, Cl. SE, 8.39%, 2/15/35[3]	584,046		105,353

Oppenheimer U.S. Government Trust 2

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	$	3,552,734	$	674,634
Series 3201, Cl. SG, 5.57%, 8/15/36[3]		1,563,659		309,786
Series 3397, Cl. GS, 16.33%, 12/15/37[3]		403,696		73,216
Series 3424, Cl. EI, 0%, 4/15/38[3,7]		517,796		78,861
Series 3450, Cl. BI, 12.14%, 5/15/38[3]		4,363,950		824,085
Series 3606, Cl. SN, 4.61%, 12/15/39[3]		928,121		138,671
Series 3659, Cl. IE, 0%, 3/15/19[3,7]		4,031,120		334,287
Series 3662, Cl. SM, 10.17%, 10/15/32[3]		3,872,664		444,575
Series 3685, Cl. EI, 0%, 3/15/19[3,7]		3,399,238		247,593
Series 3736, Cl. SN, 10.16%, 10/15/40[3]		6,443,719		921,378
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 237, Cl. F16, 0.699%, 5/15/36[5]		2,682,012		2,709,377
Federal National Mortgage Assn. Pool: 2.50%, 3/25/28[4]		19,820,000		20,229,563
2.726%, 10/1/36[5]		9,640,283		10,286,534
3.00%, 6/18/27[4]		8,115,000		8,445,940
3.50%, 6/18/27-6/1/42[4]		68,325,000		70,870,052
4.00%, 9/1/18-6/13/42[4]		43,030,000		45,406,386
4.50%, 2/1/19-12/1/20		6,277,174		6,708,739
4.50%, 6/1/22-6/25/39[4]		51,455,000		54,984,772
5.00%, 12/1/17-6/1/22		11,924,848		12,769,214
5.00%, 6/1/37[4]		10,067,000		10,858,599
5.50%, 2/1/35-5/1/36		1,671,869		1,828,454
6.00%, 6/1/30-3/1/37		12,757,319		14,051,286
6.50%, 6/1/17-1/1/34		9,448,764		10,701,596
7.00%, 11/1/17-11/1/35		6,976,970		8,187,908
7.50%, 2/1/27-8/1/33		5,540,028		6,650,303
8.00%, 12/1/22		17,895		21,058
8.50%, 7/1/32		34,153		40,086
11.00%, 7/1/16		8,289		9,001
11.50%, 11/1/15		10,303		10,375
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 43.24%, 5/1/23[3]		789,821		126,778
Series 252, Cl. 2, 43.14%, 11/1/23[3]		378,493		62,821
Series 303, Cl. IO, 39.60%, 11/1/29[3]		3,107,052		466,406
Series 319, Cl. 2, 18.79%, 2/1/32[3]		684,109		114,311
Series 321, Cl. 2, 5.56%, 4/1/32[3]		1,000,014		165,827
Series 324, Cl. 2, 0.75%, 7/1/32[3]		420,660		68,703
Series 328, Cl. 2, 0%, 12/1/32[3,7]		2,687,482		451,622
Series 334, Cl. 12, 0%, 3/1/33[3,7]		1,527,231		303,660
Series 339, Cl. 7, 0%, 8/1/33[3,7]		1,285,089		186,655
Series 351, Cl. 10, 0%, 4/1/34[3,7]		1,103,689		160,954
Series 351, Cl. 8, 0%, 4/1/34[3,7]		1,007,164		145,541
Series 356, Cl. 10, 0%, 6/1/35[3,7]		759,607		106,642
Series 356, Cl. 12, 0%, 2/1/35[3,7]		374,265		52,776
Series 362, Cl. 13, 0%, 8/1/35[3,7]		661,284		95,882
Series 364, Cl. 15, 0%, 9/1/35[3,7]		928,321		121,114
Federal National Mortgage Assn., Prinicipal-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 327, Cl. 1, 12.32%, 9/1/32[6]		185,040		179,607
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22		2,282,271		2,653,885
Series 1993-87, Cl. Z, 6.50%, 6/25/23		659,704		748,575

Oppenheimer U.S. Government Trust 3

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 1999-54, Cl. LH, 6.50%, 11/25/29	$	485,528	$	546,368
Series 2001-51, Cl. OD, 6.50%, 10/25/31		2,066,773		2,374,295
Series 2001-69, Cl. PF, 1.193%, 12/25/31[5]		484,667		495,685
Series 2002-29, Cl. F, 1.193%, 4/25/32[5]		228,613		233,835
Series 2002-52, Cl. FD, 0.693%, 9/25/32[5]		327,718		331,598
Series 2002-59, Cl. F, 0.593%, 9/25/32[5]		911,530		916,935
Series 2002-60, Cl. FH, 1.193%, 8/25/32[5]		416,389		425,939
Series 2002-64, Cl. FJ, 1.193%, 4/25/32[5]		70,373		71,980
Series 2002-68, Cl. FH, 0.698%, 10/18/32[5]		137,457		138,844
Series 2003-112, Cl. AN, 4.00%, 11/25/18		926,219		977,000
Series 2003-116, Cl. FA, 0.593%, 11/25/33[5]		232,572		233,960
Series 2003-119, Cl. FK, 0.693%, 5/25/18[5]		6,102,578		6,136,994
Series 2003-130, Cl. CS, 13.713%, 12/25/33[5]		321,417		384,728
Series 2003-26, Cl. XF, 0.643%, 3/25/23[5]		1,313,776		1,322,117
Series 2003-28, Cl. KG, 5.50%, 4/25/23		2,534,946		2,789,911
Series 2004-72, Cl. FB, 0.693%, 9/25/34[5]		1,664,383		1,684,418
Series 2004-W9, Cl. 2A2, 7.00%, 2/25/44		1,873,342		2,152,123
Series 2005-104, Cl. MC, 5.50%, 12/25/25		3,695,253		4,072,272
Series 2005-25, Cl. PS, 27.31%, 4/25/35[5]		2,080,988		3,690,362
Series 2005-31, Cl. PB, 5.50%, 4/25/35		2,280,000		2,723,566
Series 2005-69, Cl. LE, 5.50%, 11/25/33		842,470		854,851
Series 2006-11, Cl. PS, 23.858%, 3/25/36[5]		455,874		633,819
Series 2006-46, Cl. SW, 23.491%, 6/25/36[5]		303,309		433,844
Series 2006-50, Cl. KS, 23.491%, 6/25/36[5]		667,010		957,669
Series 2006-50, Cl. SK, 23.491%, 6/25/36[5]		1,222,450		1,736,562
Series 2007-109, Cl. NF, 0.743%, 12/25/37[5]		2,390,125		2,422,143
Series 2007-42, Cl. A, 6.00%, 2/25/33		379,800		383,924
Series 2007-9, Cl. LE, 5.50%, 3/25/37		2,000,000		2,390,946
Series 2008-14, Cl. BA, 4.25%, 3/25/23		408,207		432,975
Series 2009-114, Cl. AC, 2.50%, 12/25/23		2,006,089		2,059,666
Series 2009-36, Cl. FA, 1.133%, 6/25/37[5]		2,005,738		2,033,211
Series 2011-122, Cl. EC, 1.50%, 1/25/20		5,496,396		5,574,041
Series 2011-15, Cl. DA, 4.00%, 3/25/41		1,551,963		1,648,717
Series 2011-3, Cl. KA, 5.00%, 4/25/40		2,119,357		2,305,276
Series 2011-6, Cl. BA, 2.75%, 6/25/20		2,670,770		2,774,442
Series 2011-69, Cl. EA, 3.00%, 11/25/29		1,985,833		2,027,894
Series 2011-88, Cl. AB, 2.50%, 9/25/26		1,637,397		1,687,735
Series 2012-20, Cl. FD, 0.593%, 3/25/42[5]		1,206,998		1,212,705
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 27.74%, 11/18/31[3]		843,182		159,262
Series 2001-63, Cl. SD, 29.11%, 12/18/31[3]		330,280		71,092
Series 2001-68, Cl. SC, 19.96%, 11/25/31[3]		214,205		50,445
Series 2001-81, Cl. S, 25.78%, 1/25/32[3]		212,188		42,502
Series 2002-28, Cl. SA, 34.82%, 4/25/32[3]		217,278		43,842
Series 2002-38, Cl. SO, 47.38%, 4/25/32[3]		346,192		68,660
Series 2002-39, Cl. SD, 38.06%, 3/18/32[3]		365,891		86,355
Series 2002-41, Cl. S, 56.41%, 7/25/32[3]		1,240,014		260,684
Series 2002-48, Cl. S, 30.44%, 7/25/32[3]		334,705		68,453
Series 2002-52, Cl. SD, 36.76%, 9/25/32[3]		327,718		74,508
Series 2002-52, Cl. SL, 33.04%, 9/25/32[3]		222,389		48,118
Series 2002-53, Cl. SK, 37.13%, 4/25/32[3]		228,232		52,718
Series 2002-56, Cl. SN, 32.21%, 7/25/32[3]		457,350		93,591

Oppenheimer U.S. Government Trust 4

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2002-77, Cl. IS, 42.62%, 12/18/32[3]	$	589,808	$	141,267
Series 2002-77, Cl. SA, 22.53%, 12/18/32[3]		992,806		188,474
Series 2002-77, Cl. SH, 36.55%, 12/18/32[3]		313,609		73,707
Series 2002-9, Cl. MS, 26.75%, 3/25/32[3]		353,919		87,618
Series 2003-23, Cl. ES, 0%, 10/25/22[3,7]		1,073,986		41,631
Series 2003-25, Cl. IK, 24.48%, 4/25/33[3]		5,259,159		1,057,314
Series 2003-33, Cl. SP, 30.19%, 5/25/33[3]		816,035		189,378
Series 2003-4, Cl. S, 30.10%, 2/25/33[3]		513,752		97,155
Series 2004-65, Cl. SA, 16.29%, 5/25/23[3]		311,107		4,490
Series 2005-12, Cl. SC, 11.52%, 3/25/35[3]		288,750		57,402
Series 2005-14, Cl. SE, 38.14%, 3/25/35[3]		2,196,148		372,358
Series 2005-40, Cl. SB, 55.76%, 5/25/35[3]		1,609,159		300,661
Series 2005-52, Cl. JH, 4.53%, 5/25/35[3]		844,288		170,676
Series 2005-6, Cl. SE, 17.27%, 2/25/35[3]		3,021,669		498,185
Series 2005-71, Cl. SA, 56.72%, 8/25/25[3]		1,489,369		216,431
Series 2006-51, Cl. SA, 33.67%, 6/25/36[3]		2,154,362		376,139
Series 2007-75, Cl. BI, 3.26%, 8/25/37[3]		5,022,980		916,248
Series 2007-88, Cl. XI, 29.64%, 6/25/37[3]		1,366,717		210,458
Series 2008-46, Cl. EI, 13.03%, 6/25/38[3]		4,477,146		643,656
Series 2008-55, Cl. SA, 14.09%, 7/25/38[3]		1,002,863		106,241
Series 2009-8, Cl. BS, 0%, 2/25/24[3,7]		1,951,960		172,681
Series 2010-95, Cl. DI, 0%, 11/25/20[3,7]		5,189,221		416,636
Series 2011-84, Cl. IG, 0%, 8/25/13[3,7]		6,065,140		19,153
Series 2012-40, Cl. PI, 0%, 4/25/41[3,7]		2,249,500		430,779
Mortgage-Linked Amortizing Notes, Collateralized Mtg. Obligations,
Series 2012-1, Cl. A10, 2.06%, 1/15/22		4,998,484		5,106,659
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 1995-2B, Cl. 2IO, 25.52%, 6/15/25[3]		4,372,080		94,574

				432,679,840
GNMA/Guaranteed—6.5%
Government National Mortgage Assn. I Pool:
3.50%, 6/1/43[4]		48,640,000		51,144,201
6.50%, 11/15/23-12/15/23		59,048		65,596
7.00%, 1/15/28-8/15/28		264,657		312,695
7.50%, 2/15/22-11/15/26		180,512		196,781
8.00%, 9/15/16-8/15/28		37,833		39,506
8.50%, 8/15/17-12/15/17		124,627		132,685
9.50%, 7/15/18-12/15/19		5,211		5,244
10.00%, 8/15/17-8/15/19		33,006		33,693
10.50%, 12/15/15-12/15/20		89,618		91,781
12.00%, 3/15/14		374		375
Government National Mortgage Assn. II Pool:
1.75%, 4/20/17[5]		7,058		7,407
7.00%, 1/20/30		66,612		79,136
11.00%, 10/20/19-7/20/20		74,123		77,280
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 56.06%, 7/16/28[3]		770,166		186,708
Series 1998-6, Cl. SA, 64.09%, 3/16/28[3]		458,636		114,578
Series 2007-17, Cl. AI, 18.69%, 4/16/37[3]		3,515,225		714,070
Series 2010-111, Cl. GI, 45.60%, 9/16/13[3]		23,961,580		111,529
Series 2011-52, Cl. HS, 10.34%, 4/16/41[3]		5,679,514		1,413,160

Oppenheimer U.S. Government Trust 5

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount		Value
GNMA/Guaranteed Continued
Government National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	$	3,231,197	$	3,881,678
Series 2000-12, Cl. ZA, 8.00%, 2/16/30		805,606		958,593
Series 2009-46, Cl. HC, 5.00%, 11/20/34		217,286		221,323

				59,788,019
Non-Agency—8.3%
Commercial—6.0%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 3.164%, 9/26/35[1,5]		3,100,815		3,175,021
Series 2012-RR6, 2.404%, 11/26/36[2]		3,507,553		3,566,549
Capital Lease Funding Securitization LP, Interest-Only, Collateralized Mtg. Obligations, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[2,3,7]		4,038,242		197,380
CHL Mortgage Pass-Through Trust, Mtg. Pass-Through Certificates,
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35		3,581,571		3,728,045
Citigroup Commercial Mortgage Trust, Mtg. Pass-through Certificates, Collateralized Mtg. Obligations, Series 20113-GCJ11, 4.459%, 4/10/23[1]		880,000		820,086
Citigroup Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AR1, Cl. 1A1, 2.55%, 10/25/35[5]		5,126,669		4,921,833
Series 2012-8, Cl. 1A1, 2.702%, 10/25/35[2,5]		4,518,219		4,634,026
Commercial Mortgage Trust, Interest-Only Mtg. Pass-Through Certificates:
Series 2010-C1, Cl. XPA, 0%, 7/10/46[1,3,7]		21,552,051		1,124,274
Series 2012-CR5, Cl. XA, 3.06%, 12/10/45[3]		17,599,034		2,106,983
Commercial Mortgage Trust, Mtg. Pass-Through Certificates:
Series 2012-CR4, Cl. D, 4.578%, 10/15/45[1,5]		270,000		255,451
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,5]		420,000		390,732
Series 2013-CR7, Cl. D, 4.361%, 3/10/46[1,5]		955,000		872,789
Credit Suisse First Boston Mortgage Securities Corp., Collateralized Mtg. Obligations, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[5]		2,250,000		2,406,906
CSMC Mortgage-Backed Trust, Commercial Mtg. Pass-Through Certificates, Collateralized Mtg. Obligations, Series 2006-C1, Cl. AJ, 5.404%, 2/15/39[5]		2,650,000		2,873,164
DBUBS Mortgage Trust, Collateralized Mtg. Obligations, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,5]		400,000		423,938
EverBank Mortgage Loan Trust, Collateralized Mtg. Obligations,
Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,5]		1,392,381		1,361,998
FREMF Mortgage Trust, Collateralized Mtg. Obligations:
Series 2013-K25, Cl. C, 3.617%, 11/25/45[1,5]		515,000		475,298
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,5]		345,000		324,808
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,5]		530,000		481,679
Series 2013-K712, Cl. C, 3.367%, 5/25/45[1,5]		890,000		860,114
GSR Mortgage Loan Trust, Mtg. Pass-Through Security, Collateralized Mtg. Obligations, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[5]		1,075,457		1,081,359
Heller Financial Commercial Mortgage Asset, Interest-Only Collateralized Mtg. Obligations, Series 2000-PH1, Cl. X, 0%, 1/17/34[1,3,7]		5,918,485		83,294
JP Morgan Chase Commercial Mortgage Securities Trust, Collateralized Mtg. Obligations, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49[2]		385,249		391,444
JP Morgan Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-A7, Cl. 2A2, 2.871%, 1/25/37[5]		582,016		486,309
Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,5]		160,000		140,695
Morgan Stanley Bank of America Merrill Lynch Trust, Collateralized Mtg. Obligations:
Series 2012-C6, Cl. E, 4.665%, 11/15/45[1,5]		810,000		782,039
Series 2013-C7, Cl. D, 4.305%, 2/15/46[1,5]		980,000		901,050

Oppenheimer U.S. Government Trust 6

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Continued
Series 2013-C8, Cl. D, 4.173%, 12/15/48[1,5]	$710,000	$643,338
Morgan Stanley Capital I Trust, Collateralized Mtg. Obligations, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,215,000	2,435,730
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1A, 2.383%, 11/26/36[1,5]	4,806,156	4,779,746
Sequoia Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-2, Cl. A2, 3.50%, 4/25/42[5]	1,235,342	1,272,588
UBS-Barclays Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-C2, Cl. E, 4.892%, 5/10/63[1,5]	380,000	368,602
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations, Series 2005-AR1, Cl. 1A1, 2.611%, 2/25/35[5]	4,623,748	4,712,424
WFRBS Commercial Mortgage Trust, Collateralized Mtg. Obligations:
Series 2012-C10, Cl. D, 4.461%, 12/15/45[1,5]	410,000	384,888
Series 2012-C7, Cl. E, 4.849%, 6/15/45[1,5]	710,000	691,911
Series 2012-C8, Cl. E, 4.88%, 8/15/45[1,5]	800,000	782,803
Series 2013-C11, Cl. D, 4.185%, 3/15/45[1,5]	416,000	383,081
WFRBS Commercial Mortgage Trust, Interest-Only Collateralized Mtg. Obligations, Series 2011- C3, Cl. XA, 3.20%, 3/15/44[1,3]	14,434,449	1,112,275

		56,434,650
Multi-Family—0.1%
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[5]	1,353,539	1,335,330
Residential—2.2%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 1.153%, 5/25/34[5]	3,730,152	3,594,117
Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. AM, 5.811%, 2/10/51[5]	2,990,000	3,377,120
CHL Mortgage Pass-Through Trust, Mtg. Pass-Through Certificates:
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,529,405	2,698,803
Series 2007-HY3, Cl. 1A1, 2.774%, 6/25/47[5]	2,835,810	2,489,742
Countrywide Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.15%, 5/25/36[5]	546,588	538,306
Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates:
Series 2005-A1, Cl. 2A1, 2.705%, 12/25/34[5]	254,492	260,418
Series 2006-3, Cl. 2A1, 2.554%, 10/25/36[5]	2,162,918	2,104,968
RALI Trust, Mtg. Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	18,033	14,667
WaMu Mortgage Pass Through Certificates, Series 2007-HY1, Cl. 4A1, 2.565%, 2/25/37[5]	3,885,509	3,330,816
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	807,802	863,069

		19,272,026

Total Mortgage-Backed Obligations (Cost $553,749,920)		569,509,865

U.S. Government Obligations—37.9%
Federal Home Loan Mortgage Corp. Nts.:
0.875% Nts., 3/7/18	52,254,000	51,736,424
1.375% Nts., 5/1/20	44,019,000	43,038,213

Oppenheimer U.S. Government Trust 7

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount		Value
U.S. Government Obligations Continued
2.375% Nts., 1/13/22	$	4,949,000	$	5,049,366
5.25% Nts., 4/18/16		14,445,000		16,381,453
Federal National Mortgage Assn. Nts.:
0.375% Nts., 7/5/16		46,828,000		46,568,479
0.50% Nts., 3/30/16		93,030,000		92,940,598
0.875% Nts., 5/21/18		40,802,000		40,245,135
U.S. Treasury Bills:
0.005%, 6/13/13		18,075,000		18,074,975
0.011%, 6/20/13[8]		37,750,000		37,749,803

Total U.S. Government Obligations (Cost $352,009,352)				351,784,446

Short-Term Notes—24.8%
Federal Home Loan Bank:
0.017%, 6/19/13		31,883,000		31,882,873
0.02%, 6/25/13		25,000,000		24,999,694
0.035%, 6/14/13		20,075,000		20,074,785
0.036%, 6/7/13		24,600,000		24,599,976
0.037%, 6/12/13		34,648,000		34,647,684
0.04%, 6/5/13-6/21/13		40,750,000		40,749,857
0.045%, 7/2/13		8,000,000		7,999,710
Federal Home Loan Mortgage Corp.:
0.033%, 6/3/13		15,450,000		15,450,000
0.06%, 6/5/13		9,200,000		9,199,969
Federal National Mortgage Assn., 0.03%, 6/26/13		20,000,000		19,999,617

Total Short-Term Notes (Cost $229,603,702)				229,604,165

Total Investments, at Value (Cost $1,168,567,216)		127.6%		1,184,012,820
Liabilities in Excess of Other Assets		(27.6)		(255,998,094)

Net Assets		100.0%	$	928,014,726

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $38,952,669 or 4.20% of the Fund’s net assets as of May 31, 2013.

Oppenheimer U.S. Government Trust 8

STATEMENT OF INVESTMENTS Unaudited / Continued

2. Restricted security. The aggregate value of restricted securities as of May 31, 2013 was $9,118,301, which represents 0.98% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, 2.404%, 11/26/36	5/1/12	$3,458,969	$3,566,549	$107,580
Capital Lease Funding Securitization LP, Interest-Only Collateralized Mtg. Obligations, Series 1997-CTL1, Cl. IO, 6/22/24	4/2197-6/27/97	804,280	197,380	(606,900)
Citigroup Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.702%, 10/25/35	8/1/12	4,501,276	4,634,026	132,750
JP Morgan Chase Commercial Mortgage Securities Trust, Collateralized Mtg. Obligations, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49	7/14/10	380,433	391,444	11,011
Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	156,769	140,695	(16,074)
Santander Drive Auto Receivables Trust, Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	187,954	188,207	253

		$9,489,681	$9,118,301	$(371,380)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $25,403,983 or 2.74% of the Fund’s net assets as of May 31, 2013.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 31, 2013. See accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $179,607 or 0.02% of the Fund’s net assets as of May 31, 2013.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,799,984. See accompanying Notes.

Futures Contracts as of May 31, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Sell	634	9/19/13	$88,779,812	$ 1,864,402
U.S. Treasury Nts., 2 yr.	Sell	1,134	9/30/13	249,639,463	281,828
U.S. Treasury Nts., 5 yr.	Sell	323	9/30/13	39,539,741	298,804
U.S. Treasury Nts., 10 yr.	Sell	167	9/19/13	21,579,531	134,341
U.S. Treasury Ultra Bonds	Buy	395	9/19/13	60,089,375	(1,566,732)

					$ 1,012,643

Oppenheimer U.S. Government Trust 9

STATEMENT OF INVESTMENTS Unaudited / Continued

Interest Rate Swap Contracts as of May 31, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR
			Three-Month USD
Citibank NA	$43,900	0.896%	BBA LIBOR	4/12/18	$611,005

Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

Oppenheimer U.S. Government Trust 10

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$430,377,886
Sold securities	173,114,129

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Oppenheimer U.S. Government Trust 11

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

Oppenheimer U.S. Government Trust 12

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation Continued

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

Oppenheimer U.S. Government Trust 13

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation Continued

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$33,114,344	$—	$33,114,344
Mortgage-Backed Obligations	—	569,509,865	—	569,509,865
U.S. Government Obligations	—	351,784,446	—	351,784,446
Short-Term Notes	—	229,604,165	—	229,604,165
Total Investments, at Value	—	1,184,012,820	—	1,184,012,820
Other Financial Instruments:
Futures margins	$376,636	$—	$—	$376,636
Appreciated swaps, at value	—	611,005	—	611,005
Total Assets	$376,636	$1,184,623,825	$—	$1,185,000,461

Liabilities Table
Other Financial Instruments:
Futures margins	$(185,156)	$—	$—	$(185,156)
Total Liabilities	$(185,156)	$—	$—	$(185,156)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Oppenheimer U.S. Government Trust 14

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Oppenheimer U.S. Government Trust 15

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Oppenheimer U.S. Government Trust 16

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $611,005, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

As of May 31, 2013, the Fund has required certain counterparties to post collateral of $531,471.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value.

Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in

Oppenheimer U.S. Government Trust 17

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended May 31, 2013, the Fund had an ending monthly average market value of $104,961,431 and $129,247,637 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended May 31, 2013, the Fund had an ending monthly average market value of $5,550 and $31,219 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

Oppenheimer U.S. Government Trust 18

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended May 31, 2013, the Fund had an ending monthly average market value of $130 and $15,055 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended May 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of August 31, 2012	—	$—	915	$34,746
Options written	572	30,378	8,515	544,163
Options closed or expired	(572)	(30,378)	(9,430)	(578,909)

Options outstanding as of May 31, 2013	—	$—	—	$—

As of May 31, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added

Oppenheimer U.S. Government Trust 19

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended May 31, 2013, the Fund had ending monthly average notional amounts of $37,315,00 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon

Oppenheimer U.S. Government Trust 20

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments Continued

the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended May 31, 2013, the Fund had an ending monthly average market value of $100,535 and $92,637 on purchased and written swaptions, respectively.

Written swaption activity for the period ended May 31, 2013 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of
August 31, 2012	6,470,000	$23,454
Swaptions written	5,735,012	146,816
Swaptions closed or expired	(12,205,012)	(170,270)

Swaptions outstanding as of May 31, 2013	-	$-

Oppenheimer U.S. Government Trust 21

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Restricted Securities

As of May 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$	1,169,592,899
Federal tax cost of other investments		(340,461,815)

Total federal tax cost	$	829,131,084

Gross unrealized appreciation	$	27,378,279
Gross unrealized depreciation		(11,334,709)

Net unrealized appreciation	$	16,043,570

Oppenheimer U.S. Government Trust 22

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013